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                                                                               .

Exhibit 4(b)(i)

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
                                                                                             FOR USE IN NEW YORK ONLY

[JOHN HANCOCK LOGO]                                                   JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUTIES                                                        P.O. Box 9506, Portsmouth, NH 03802-9506
                                                       Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                              800-551-2078 www.jhannuitiesnewyork.com
                                                                                            Home Office: Valhalla, NY
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                             MVA Product Application
                 A MODIFIED SINGLE PREMIUM MARKET VALUE ANNUITY

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
______________________________________________________________________________________________________________________________
1    EXPECTED INITIAL PREMIUM
     Expected Initial Premium      Expected initial premium includes any assets coming from another financial institution
     $ _____________________       (i.e., 1035 exchange, qualified plan rollover, etc.) Amount of actual premium received will appear in the delivered contract/certificate.

______________________________________________________________________________________________________________________________
2    OWNER(OLDEST)
                                                                                    [ ] Male    [ ] Female    [ ] Trust/Entity
     ________________________________________________________________________
     Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________   __________________________________________   ______________________________________________
     Date of Birth (mm/dd/yyyy)    Social Security/Tax Identification Number    Email Address

     _______________________________________________________________________________   _______________________________________
     Mailing Address                                                                   City, State, Zip

     _______________________________________________________________________________   _______________________________________
     Residential Address (required if different from mailing or address is PO Box)     Client Brokerage Account Number

     _________________________________________________________________________________________________________________________
     CO-OWNER
     ________________________________________________________________________       [ ] Male    [ ] Female    [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________   __________________________________________   ______________________________________________
     Date of Birth (mm/dd/yyyy)    Social Security/Tax Identification Number    Email Address

     _______________________________________________________________________________   _______________________________________
     Mailing Address                                                                   City, State, Zip

     _______________________________________________________________________________
     Residential Address (required if different from mailing or address is PO Box)

______________________________________________________________________________________________________________________________
3    ANNUITANT(IF DIFFERENT FROM OWNER)
                                                                                    [ ] Male    [ ] Female    [ ] Trust/Entity
     ________________________________________________________________________
     Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________   __________________________________________   ______________________________________________
     Date of Birth (mm/dd/yyyy)    Social Security/Tax Identification Number    Email Address

     _______________________________________________________________________________   _______________________________________
     Mailing Address                                                                   City, State, Zip

     _______________________________________________________________________________
     Residential Address (required if different from mailing or address is PO Box)

     _________________________________________________________________________________________________________________________

     CO-ANNUITANT (if different from co-owner)
                                                                                     [ ] Male    [ ] Female   [ ] Trust/Entity
     ________________________________________________________________________
     Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________   __________________________________________   ______________________________________________
     Date of Birth (mm/dd/yyyy)    Social Security/Tax Identification Number    Email Address

     _______________________________________________________________________________   _______________________________________
     Mailing Address                                                                   City, State, Zip

     _______________________________________________________________________________
     Residential Address (required if different from mailing or address is PO Box)
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                                  Page 1 of 4                        MVAAPP 8/09

                            MVA Product Application

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
______________________________________________________________________________________________________________________________
4    BENEFICIARIES                                                                      THE PRIMARY

     If a co-owner was selected in Section 2, the surviving owner will be the   BENEFICIARIES AND CONTINGENT
     primary  beneficiary. Contingent beneficiaries receive proceeds only if    BENEFICIARIES MUST EACH EQUAL
     all primary beneficiaries pre-decease the owner. If you wish to restrict   100% OF PROCEEDS. PLEASE USE
     the death payment options for any of the beneficiaries listed below,       WHOLE PERCENTAGES ONLY.
     please complete the Restricted Beneficiary Payout form located on
     www.jhannuities.com.

     Beneficiary will be the Owner's estate if left blank.

     PRIMARY BENEFICIARY                            CONTINGENT BENEFICIARY (optional)
1    Name:                                          Name:
     Relationship:                                  Relationship:
     Percentage  allocated:  ________________ %     Percentage allocated:  ________________ %

2    Name:                                          Name:
     Relationship:                                  Relationship:
     Percentage  allocated:  ________________ %     Percentage allocated:  ________________ %

     NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 7).
______________________________________________________________________________________________________________________________
5    TYPE OF ANNUITY

     PLAN TYPE:                       TAX-QUALIFIED PLANS:
     [ ] Qualified  [ ] Nonqualified  [ ] IRA_____ (Tax Year)  [ ] Roth IRA____ (Tax Year)  [ ] IRA Rollover  [ ] IRA Transfer

                                      [ ] Other __________________________________________

______________________________________________________________________________________________________________________________
6    GUARANTEED PERIOD (PLEASE CHECK ONE. CHECK AVAILABILITY, NOT ALL GUARANTEE PERIODS MAY BE AVAILABLE.)

     [ ] 3-Year                 [ ]   5-Year                   [ ] 7-Year                        [ ] 10-Year

______________________________________________________________________________________________________________________________
7    SPECIAL INSTRUCTIONS (WRITE IN) OR OPTIONAL RIDERS
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                                  Page 2 of 4                        MVAAPP 8/09

                             MVA Product Application

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
______________________________________________________________________________________________________________________________
8    ADDITIONAL STATE DISCLOSURES

     FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, VT,
     WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR
     OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY ISSUER FILES A STATEMENT
     OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD
     DEGREE.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR MD APPLICANTS: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     FOR OR, VT RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

______________________________________________________________________________________________________________________________
9    MILITARY SALES

     Is the annuitant or owner an active member of the U.S. Armed Forces? [ ] Yes*    [X] No (default)

     * If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel.
       Applications not complying with our military sales procedures will not be accepted.
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                                   Page 3 of 4                       MVAAPP 8/09

                            MVA Product Application

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
______________________________________________________________________________________________________________________________
10   ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the contract/certificate i/we have applied for shall not take effect until the later of: (1) the issuance of the contract/certificate, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract/certificate. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

     [ ] YES* [ ] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

     [ ] YES* [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

     *    If you answered "YES" to either question, please complete below and attach a state replacement form (if applicable).
          Please see reference guide in the forms booklet.

     ___________________________________________________________     ______________________  [ ] Annuity  [ ]  Life Insurance
     Issuing Company                                                 Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE ANNUITANT'S 95TH BIRTHDAY
     ALTERNATE MATURITY DATE _____________________________.

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION
     OF THE CONTRACT/CERTIFICATE THE AMOUNT I RECEIVE UPON WITHDRAWAL OR ANNUITIZATION MAY VARY FROM THE REPORTED ACCOUNT
     VALUE.

     I/WE CONFIRM A REVIEW OF MY/OUR INVESTMENT OBJECTIVES, TAX, LIQUIDITY, AND FINANCIAL STATUSES WAS OFFERED TO ME/US.

     I/WE HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

     TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

     I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

SIGN
HERE OWNER:                       _______________________________________    ________________________     ____________________
                                  Signature                                  City, State (signed in)      Date

SIGN
HERE CO-OWNER:                    _______________________________________    ________________________     ____________________
                                  Signature                                  City, State (signed in)      Date

SIGN ANNUITANT:                   _______________________________________    ________________________     ____________________
HERE (If different from owner)    Signature                                  City, State (signed in)      Date

SIGN CO-ANNUITANT:                _______________________________________    ________________________     ____________________
HERE (If different from co-owner) Signature                                  City, State (signed in)      Date

______________________________________________________________________________________________________________________________
11   FINANCIAL ADVISOR INFORMATION

     CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT THE
     ANNUITY CONTRACT/CERTIFICATE APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

     [ ] YES  [ ] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

     [ ] YES  [ ] NO Will this contract/certificate replace or change any existing life insurance or annuity in this or any other company?

     IF YES, COMPLETE APPLICABLE STATE REPLACEMENT FORMS.

     __________________________________________     _________________________     ____________________________________________
     Printed name                                   Telephone Number              State License ID

     __________________________________________     _________________________     ____________________________________________
     Broker/Dealer Firm                             Broker/Dealer Rep Number      Email Address

SIGN
HERE _____________________________________________________________
     Signature
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                                   Page 4 of 4                       MVAAPP 8/09